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                                                                  EXHIBIT 10.106

                            SUBORDINATION AGREEMENT
                            -----------------------

                         Dated as of December 28, 1994


LENDER:       PDS Financial Corporation, a Minnesota corporation

BORROWER:     Pioneer Hotel, Inc., a Nevada corporation


       WHEREAS, the Borrower desires to borrow the principal sum of Six Hundred Twenty-seven Thousand Eight Hundred and 00/100 Dollars ($627,800.00) from Lender (the "Loan") pursuant to the terms and conditions of a Credit Agreement ("Credit Agreement"), Promissory Note ("Note") and certain other documents which secure the repayment of such a loan (the "Collateral Documents") (the Loan and all indebtedness of every type and description which Borrower may now or at any time hereafter owe to Lender under the Credit Agreement, the Note, the Collateral Documents or other related documents, whether such indebtedness now exists or is hereafter created or incurred and whether it is several or joint and several, is hereinafter collectively referred to as the "Lender Indebtedness"); and

       WHEREAS, the Borrower is now or may hereafter also be indebted to Sahara Gaming Corporation, a Nevada corporation ("Sahara"); and

       WHEREAS, the Lender is unwilling to make the Loan to the Borrower unless the Borrower and Sahara subordinate the payment of any now existing or hereafter created or incurred indebtedness, obligations or other disbursements of any kind or nature of Borrower to Sahara, to the repayment of the Lender Indebtedness as provided herein.

       NOW, THEREFORE, in consideration of the premises, the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Sahara and Lender hereby mutually agree as follows:

       1. The payment of any indebtedness, obligations or other disbursements of any kind by the Borrower to Sahara of every type and description, whether now existing or hereafter created or incurred and whether several or joint and several (all such indebtedness, obligations and disbursements hereinafter collectively referred to as "Subordinated Payments"), is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of all of the Lender Indebtedness.

       2. Without the Lender's prior written consent upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement), Borrower will not make, discharge or pay, in whole or in part, any Subordinated Payments to Sahara until all of the Lender Indebtedness has been paid in full.

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       3.     In the event that Sahara shall receive any payment on the
Subordinated Payments which Sahara is not entitled to receive under the provisions of the foregoing paragraph 2, Sahara shall hold the amount so received in trust for the Lender and shall forthwith turn over such payment to the Lender in the form received (except for the endorsement of Sahara where necessary) for application on the then existing Lender Indebtedness (whether due or not due), in such manner of application as Lender may deem appropriate. In the event of the failure of Sahara to make any endorsement required under this Subordination Agreement, the Lender, or any of its officers or employees in behalf of the Lender, is hereby irrevocably appointed as the attorney-in-fact for Sahara to make the same in Sahara's name.

       4. Upon the occurrence and during the continuation of an Event of Default, Sahara will not commence any action or proceeding against the Borrower to recover all or any part of the unpaid amount of the Subordinated Payments, or join with any creditor (unless the Lender shall so join) in bringing any proceedings against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless and until the Lender Indebtedness has been paid in full.

       5. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, Sahara shall file all claims, proof of claim or other instrument of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Payments and shall hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of Sahara where necessary) for application on the then existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Payments, unless and until the Lender Indebtedness has been paid in full. In the event that Sahara shall fail to take any such action, the Lender, as attorney-in-fact for Sahara, may take such action on behalf of Sahara.
Sahara hereby irrevocably appoints the Lender, or any of its officers or employees in behalf of the Lender, as the attorney-in-fact for Sahara to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, and to take such other proceedings in the Lender's own name or in the name of Sahara as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein, and Sahara will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

       6. The Borrower will cause all notes, bonds, debentures or other instruments evidencing the Subordinated Payments or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement. At the request of the Lender upon the occurrence and during the continuation of an Event of Default, the Borrower will deposit with the Lender all of the notes,

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bonds, debentures or other instruments evidencing the Subordinated Payments or any part thereof, which notes, debentures or other instruments may be held by the Lender so long as there remains outstanding any Lender Indebtedness and until this Subordination Agreement is terminated as hereinafter provided.

       7. None of the provisions of this Subordination Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodation to the Borrower.

       8. This Subordination Agreement shall constitute a continuing agreement of subordination, and the Lender may continue, without notice to or consent by Sahara, to make loans and extend other credit or financial accommodation to or for the account of the Borrower in reliance upon this Subordination Agreement until written notice of revocation of this Subordination Agreement shall have been received by the Lender from the Borrower and Sahara. Any such notice of revocation shall not affect this Subordination Agreement in relation to any Lender Indebtedness then existing or created thereafter pursuant to any previous commitment of the Lender to the Borrower, or any extension, modification, amendment or renewal of any such Lender Indebtedness and as to such Lender Indebtedness and extensions, modifications, amendments or renewals thereof, this Subordination Agreement shall continue effective until the same have been fully paid with interest. If there be more than one signer of this Subordination Agreement, such notice of revocation shall be effective only as to the one giving such notice of revocation.

       9. The Lender may, at any time, and from time to time, either before or after any such notice of revocation, without the consent of or notice to Sahara without incurring responsibility to Sahara, and without impairing or releasing any of its rights or any of the obligations of Sahara hereunder: (a) change the interest rate or change the amount of payment or otherwise modify, amend, alter or renew the terms of any Lender Indebtedness or any instrument evidencing the same in any manner; (b) sell, exchange, release or otherwise deal with all or any part of any property at any time securing payment of the Lender Indebtedness or any part thereof; (c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof; (d) exercise or refrain from exercising any right against the Borrower or others including Sahara) and (e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

       10. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of Sahara to the Lender in any other respect at any other time.

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       11.    This Subordination Agreement and every part hereof shall be binding upon and shall inure to the benefit of the Borrower and Sahara and their respective successors and assigns, and of each of them, respectively, from and after the date of its execution and delivery to the Lender irrespective of whether this or any similar agreement is executed by any other creditor of the Borrower. Notice of acceptance by the Lender of this Subordination Agreement or of reliance by Lender upon the subordination herein contained is hereby waived by the Borrower and Sahara.

       12. If there be more than one signer of this Subordination Agreement, then the covenants, promises and agreements herein contained shall be construed to be the several promises, covenants and agreements of each of the undersigned.

       IN WITNESS WHEREOF, the parties have executed this Subordination Agreement as of the day and year first above written.



                                     BORROWER:

                                     PIONEER HOTEL, INC.,
                                     a Nevada corporation

                                     By: /s/ THOMAS K. LAND
                                        ____________________________________
                                     Its:  Senior Vice President and
                                         ___________________________________
                                           Chief Financial Officer
                                         ___________________________________


                                     SAHARA:

                                     SAHARA GAMING CORPORATION,
                                     a Nevada corporation

                                     By: /s/ THOMAS K. LAND
                                        ____________________________________
                                     Its: Senior Vice President and
                                         ___________________________________
                                          Chief Financial Officer
                                         ___________________________________

                                     LENDER:

                                     PDS FINANCIAL CORPORATION,
                                     a Minnesota corporation

                                     By: /s/ RICHARD S. HEGSTRAND
                                        ____________________________________
                                     Its: Vice President
                                         ___________________________________

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